UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

CAM Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53009	57-1021913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jixing Building, 151 Shengli Avenue North, Shijiazhuang, Hebei Province, P.R. China	050041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-0311-8696-4264

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAM GROUP, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Exhibit 10.1 Employment Agreement Between the Company and Ms. Ka Kit Exhibit - 99.1 Resignation Letter of Mr. Weiheng Cai
Signatures

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 5.02 below is hereby incorporated by reference to this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2013, Mr. Weiheng Cai resigned as President, director and Secretary of CAM Group, Inc. (f/k/a RT Technologies, Inc.) (The “Company” or the “Registrant”), effective immediately. This is a decision that Mr. Cai has taken due to the recent development of his business in Southeast Asia region and China that will require all his time and effort. Mr. Cai has resigned as President, director and Secretary of the Company in order to allow for the appointment of Ms. Ka Kit as President and Secretary of the Company. Mr. Cai’s resignation was not made in connection with any specific disagreement with us on any matter. A copy of Mr. Cai’s resignation letter is attached hereto as Exhibit 99.1.

On July 29, 2013 Ms. Kit Ka and the Company entered into a two year employment agreement which has been attached hereto as Exhibit 10.1. Ms. Ka shall receive an annual salary of $1 for her services as President and Secretary of the Company. The Board of Directors of the Registrant appointed Ms. Kit Ka as President and Secretary of the Company. Ms. Kit Ka, age 61 also serves as an Independent Non-Executive Director of Cosmopolitan International Holdings Ltd. and is a founder and director of Sharp Wind Development Limited, Southcom Internet Technology Limited and Southcom Limited, which are principally engaged in the telecommunication service industry. Apart from her experience in telecommunication service industry, Ms. Ka has also developed various businesses in China involving property development and coal mining. Ms. Ka received her bachelor’s degree in English Language and Literature at the Guangzhou University of Foreign Languages. Ms. Ka was appointed as a director because of her business background.

Ms. Kit Ka is the sibling of Mr. Siuping Ka, an affiliate of the Registrant and one of the Company’s largest beneficial shareholders.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit 10.1 Employment Agreement Between the Company and Ms. Ka Kit

Exhibit - 99.1 Resignation letter of Mr. Weiheng Cai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2013                           CAM Group, Inc.

By: /s/ Ka Kit

                                                                  Ka Kit

Chief Executive Officer

Exhibit Index

Exhibit 10.1 Employment Agreement Between the Company and Ms. Ka Kit

Exhibit - 99.1 Resignation letter of Mr. Weiheng Cai